Exhibit 10.11

FORM OF

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of July 31, 2015 by and among GEMPHIRE THERAPEUTICS INC., a Delaware corporation, whose address is 43334 Seven Mile Road, Suite 1000, Northville, Michigan 48167 (the “Company”), and each of the persons and entities listed on EXHIBIT A attached hereto, as it may be amended as hereinafter provided (each a “Purchaser” and, collectively, the “Purchasers”).

BACKGROUND

The Purchasers desire to lend to the Company, and the Company desires to borrow from the Purchasers, up to $2,000,000 (or such higher amount as the Board of Directors of the Company shall determine, the “Total Amount”) in the manner and upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the terms, conditions and covenants hereinafter set forth, the Company and the Purchasers agree as follows:

ARTICLE 1

PURCHASE AND SALE OF NOTES

1.1                               PURCHASE AND SALE. The Company agrees to sell, and each of the Purchasers agrees to purchase, the Company’s Convertible Subordinated Promissory Notes (each, without distinction, a “Note” and, collectively, the “Notes”) in the original principal amounts for each Purchaser appearing beside such Purchaser’s name on EXHIBIT A attached hereto (for each Purchaser, the “Principal Amount”). The obligations of the Purchasers hereunder to purchase the Notes are several and not joint. Each Note shall be substantially in the form attached hereto as EXHIBIT B and will be convertible, on the terms and conditions set forth in such Note, into shares of the Company’s stock, upon the closing of the Company’s next stock financing resulting in gross proceeds of not less than $5,000,000 (the “Qualified Financing”). The shares issued upon conversion of the Notes shall be the same type and series of stock and have the rights, preferences and privileges to be established upon issuance of the stock in the Qualified Financing (the “Qualified Financing Shares”). To the extent that purchasers of the Qualified Financing Shares shall have any contractual rights, preferences and privileges, the Company shall cause such rights to inure to the benefit of the Purchasers upon issuance of the Qualified Financing Shares. Each Note shall bear interest at a per annum rate of 8.0%, compounded annually.

1.2                               CLOSING.

(a)                                        The closing of the sale and purchase of the Notes shall occur in one or more closings (collectively, the “Closings” and each, without distinction, a “Closing”). Each Closing shall be held at the Company’s offices, or at such other time and place upon which the Company and the Purchasers purchasing Notes at such Closing shall agree.

(b)                                        The first such Closing (the “First Closing”) shall take place on July 31, 2015.  The Notes issued in the First Closing shall be issued to the Purchasers in the principal

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amount shown for each Purchaser with respect to the First Closing on EXHIBIT A attached hereto (the “Schedule of Purchasers”).

(c)                                         For a period of ninety (90) days following the First Closing, provided that the Company’s Board of Directors has authorized the Company to hold additional Closings, to the extent that (i) Purchasers already party to this Agreement (at the time determined, the “Existing Purchasers”), and/or (ii) additional Purchasers (the “Additional Purchasers”), which Additional Purchasers and/or Existing Purchasers agree by execution of a counterpart of this Agreement to purchase Notes, up to a balance of the Total Amount, the Company may hold additional Closings with respect to the purchase of such Notes (each a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the First Closing and all of the Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Board of Directors of the Company. There shall be no conditions precedent to a Subsequent Closing. In connection with such execution, the Company shall amend the Schedule of Purchasers to reflect any additional purchase by Existing Purchasers and to add any Additional Purchasers. The terms of the transactions consummated at each Subsequent Closing shall be identical to the terms consummated at the First Closing, excepting the date of issuance of the Notes shall be the date of such Subsequent Closing. The Notes issued in each Subsequent Closing shall be issued to the Purchasers in the principal amount shown for each Purchaser with respect to such Subsequent Closing on the amended Schedule of Purchasers.

1.3                               DELIVERY OF NOTES. At each Closing, the Company will deliver to each Purchaser executed Notes in the amounts determined for each pursuant to this Article 1. The Purchasers shall deliver to the Company the Principal Amount of each purchased Note by check or by wire transfer to an account designated by the Company.

1.4                               PREMIUM CONVERSION UPON THE QUALIFIED FINANCING. Upon the occurrence of the Qualified Financing, (a) One Hundred and Fifteen Percent (115%) of the outstanding principal balance of, plus (b) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable Qualified Financing Shares determined by dividing the Note Value by the per share price at which the Qualified Financing Shares are sold in the Qualified Financing, rounded to the nearest whole share (the “Conversion Price”).

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1                               REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to the Purchasers that as of the First Closing:

(a)                                        Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                                        Corporate Power. The Company has the requisite corporate power to: (i) own and operate its properties and assets; (ii) carry on its business as presently conducted and as proposed to be conducted; and (iii) execute and deliver this Agreement and issue the Notes

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(together with any shares of capital stock that may be issued upon the conversion or exercise thereof, the “Securities”).

(c)                                         Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement by the Company, for the performance of the Company’s obligations hereunder, and for the authorization of the Notes has been taken or will be taken prior to the applicable Closing. This Agreement and the Notes, when executed and delivered, will constitute the legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights and general principals of equity.

(d)                                        Validity of Notes. The Securities, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any liens or encumbrances; provided, however, that the Securities are subject to certain restrictions on transfer as provided therein and under state and/or federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the offer, sale and issuance of the Securities will be issued in compliance with all applicable federal and state securities laws.

(e)                                         Litigation. There is no action, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company or any of its properties or assets or that questions the validity of this Agreement, or any action taken or to be taken in connection herewith, or could reasonably be expected to have a material adverse effect on the Company.

(f)                                          Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any state or federal governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby, except the qualification (or the taking of such action as may be necessary to secure an exemption from qualification, if available) under other applicable state securities laws for the offer and sale of the Notes, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly after completion of the Closing.

(g)                                        No Conflict. Neither the execution and delivery of this Agreement, the Notes, nor the completion of the transactions contemplated hereby or thereby, will contravene or violate: (i) any provision of the certificate of incorporation or the bylaws of the Company; (ii) any agreement or commitment to which the Company is a party; or (iii) any law or order of any court or governmental agency applicable to the Company.

(h)                                        No Bad Actors. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, or any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Securities Act Rule 506(d)(1) subsections (i) through (viii)

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(each a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event and the Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) promulgated under the Securities Act in respect thereto.

2.2                               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company as follows:

(a)                                        Investment Purpose. The Securities are being purchased for such Purchaser’s own account or as a fiduciary for a fiduciary account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Such Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act by reason of their issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(a)(2) thereof. Such Purchaser further understands that the Securities will bear the following legend and agrees to hold such Purchaser’s Notes subject thereto:

THIS [NOTE] AND ANY SHARES OF CAPITAL STOCK THAT MAY BE ISSUED UPON THE [CONVERSION] [EXERCISE] OF THIS [NOTE] HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS [NOTE] NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY).

(b)                                        Accredited Investor Status. Such Purchaser is an “Accredited Investor”, as such term is defined in Regulation D promulgated under the Securities Act.

(c)                                         Due Inquiry. Such Purchaser has been provided the opportunity to ask questions of and receive answers from one or more officers of the Company concerning the terms and conditions of this transaction and to obtain information concerning the Company, and is familiar with the operations and affairs of the Company.

(d)                                        Investment Experience. Such Purchaser has: (i) such knowledge and experience in financial and business matters that such Purchaser is capable of independently

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evaluating the risks and merits of purchasing the Notes; (ii) independently evaluated the risks and merits of purchasing the Notes and has independently determined that the Notes are a suitable investment for such Purchaser; and (iii) sufficient financial resources to bear the loss of such Purchaser’s entire investment in the Notes.

(e)                                         No General Solicitation. Such Purchaser has not made a decision to invest in the Notes in response to any form of general solicitation or advertising, including, without limitation: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or broadcast over television or radio; or (ii) any seminar or meeting.

(f)                                          Restricted Securities. Such Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act that permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions as set forth in Rule 144.

(g)                                        No Public Market. Such Purchaser understands that no public market now exists for any of the securities issued by the Company (including the Securities) and that it is unlikely that a public market will ever exist for the Securities.

(h)                                        Not a Bad Actor. No Purchaser, and no Affiliate (as defined below) of any Purchaser that could stand as beneficial owner of the Securities purchased hereunder, is subject to any of the “Bad Actor” disqualifications described in Securities Act Rule 506(d)(1) subsections (i) through (viii).

ARTICLE 3

COVENANTS OF THE PURCHASERS

3.1                               RIGHT OF FIRST OFFER. In the event that a Purchaser shall elect to sell all or any portion of a Note purchased by such Purchaser to any person or entity other than an Affiliate (as hereinafter defined), such Purchaser shall first give written notice thereof to the Company, which notice shall set forth the original principal amount of such Note to be sold and the sales price. For a period of fifteen (15) days after receipt of such notice, the Company shall have the right to purchase all or any portion of such Note at the so specified sales price, exercisable by giving written notice thereof to such Purchaser within such fifteen (15) day period. In the event the Company fails to timely exercise such right, such Purchaser may, subject to Section 3.3 hereof, offer and sell such Note at the same or a higher price for a period of ninety (90) days after expiration of such fifteen (15) day time period. After expiration of such ninety (90) day period, such Purchaser shall not re-offer any of such Note without first allowing the Company to exercise the right herein granted.

3.2                               RIGHT OF FIRST REFUSAL. In the event that any Purchaser shall receive and accept a bona fide offer (each an “Offer”) from any person or entity (other than an Affiliate (as hereinafter defined) or another original holder of Notes) to purchase all or any portion of the Notes of such Purchaser, such Purchaser shall give written notice thereof to the Company, which

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notice shall be accompanied by a copy of such offer or a detailed description of the terms thereof (each an “Offer Notice”). For a period of fifteen (15) days after receipt of the Offer Notice, the Company may elect to purchase the Notes subject to the Offer on the same terms as are described in the Offer Notice by giving notice of such election to such Purchaser within such fifteen (15) day period. In the event the Company fails to timely exercise such right, the Purchaser may offer and sell such Securities to the party delivering the Offer and on the Offer Terms.

For purposes of this Agreement, the term “Affiliate” shall mean: (a) for purposes of any Purchaser that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Purchaser, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Purchaser and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Purchaser that is not an individual, (i) any person controlled by, or under the control of, the Purchaser, or (ii) any member, stockholder, partner or other equity holder of such Purchaser that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

3.3                               INJUNCTIVE RELIEF. Each Purchaser acknowledges and agrees that any breach of the covenants contained in this Article 3 shall constitute a material breach of this Agreement and that damages would be an inadequate remedy in the event of such breach. Accordingly, such Purchaser agrees that the Company shall be entitled to the remedy of specific performance in the event of any such breach and hereby consents to, and waives any right to contest, the imposition of any injunction by a court of competent jurisdiction requested by the Company to enforce specific performance of such covenants. Each Purchaser further agrees that should such Purchaser breach any of such covenant and force the Company to obtain an injunction to specifically enforce such covenant, such Purchaser shall reimburse the Company for all costs incurred by the Company in obtaining such injunction, including, without limitation, court costs and reasonable attorneys’ fees and disbursements, all promptly upon receipt of an invoice thereof.

3.4                               TERMINATION OF RIGHTS. The obligations of the Purchasers, and the rights of the Company, under this Article shall terminate upon the effective date of a registration statement for a firmly underwritten initial public offering of the Company’s capital stock under the Securities Act.

ARTICLE 4

MISCELLANEOUS

4.1                               SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and covenants of the Company and the Purchasers contained herein or made pursuant to this Agreement shall survive the execution and delivery hereof and the Notes.

4.2                               EXPENSES. Except as set forth in Section 4.3, the Company and the Purchasers shall each pay their own expenses in connection with the transactions contemplated by this Agreement.

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4.3                               ATTORNEYS’ FEES. In the event that any suit or action is instituted to enforce any provision of this Agreement or the Notes (collectively, the “Related Instruments”), the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

4.4                               BROKER’S FEES. Except in the case of a Qualified Financing in which case the Company may be obligated to pay a fee to the investment banks working on the Qualified Financing, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated by this Agreement. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section being untrue.

4.5                               REPRESENTATION BY COUNSEL; CONSTRUCTION OF AGREEMENTS. Each party hereto acknowledges and agrees that it has been represented by independent counsel of its own choice in connection with the preparation and negotiation of the Related Instruments and in connection with the transactions contemplated hereby. The Related Instruments shall be construed as though all of the parties participated equally in the drafting of the same, and any rule of construction setting forth that an agreement shall be construed against the drafter thereof shall not be applicable to the Related Instruments.

4.6                               CAPTIONS. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.7                               ENTIRE AGREEMENT. This Agreement, together with the Notes and the terms thereof, constitutes the entire agreement of the parties with respect to its subject matter of this Agreement.

4.8                               AMENDMENT AND WAIVER. This Agreement and the Related Instruments may be amended only with the written consent of the Company and the holders of a majority of the aggregate Principal Amount of the Notes. The conditions or observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Purchasers, only with the consent of the holders of a majority of the Principal Amount of the Notes.

4.9                               BINDING EFFECT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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4.10                        GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

4.11                        NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 43334 Seven Mile Rd, Suite 1000, Northville, Michigan 48167, Phone: (734) 277-6577; Fax: (734) 864-5765 and to the Purchasers at the address as set forth for each on EXHIBIT A attached hereto or at such other address as the Company or any Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

4.12                        COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

4.13                        FACSIMILE SIGNATURE. This Agreement may be executed by facsimile or electronic signature.

SIGNATURES ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be executed, all as of the date first above written.

PURCHASER:	THE COMPANY:

GEMPHIRE THERAPEUTICS INC.

By:	By:
NAME:	Name: Mina Sooch
TITLE:	Title: President & CEO

AMOUNT:

ADDRESS:

EMAIL:

PHONE:

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

EXHIBIT B

FORM OF NOTE

THIS NOTE AND ANY SECURITIES THAT MAY BE ISSUED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE OR SUCH SECURITIES, NOR ANY PORTION HEREOF OR INTEREST THEREIN, MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE ISSUER SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE ISSUER (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER).

GEMPHIRE THERAPEUTICS INC.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

U.S. $[APPLICABLE PRINCIPAL AMOUNT]	, 201

FOR VALUE RECEIVED, GEMPHIRE THEREAPEUATICS INC., a Delaware corporation (the “Company”), hereby promises to pay [NAME OF PURCHASER], whose address is [ADDRESS OF PURCHASER] (the “Purchaser”; together with any permitted successor holder hereof, the “Holder”), the principal sum of U.S. $[APPLICABLE PRINCIPAL AMOUNT], together with interest thereon, accruing from the date hereof at a per annum rate of 8.0%, compounded annually. The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable on demand at any time as of the first to occur of any of the following events (each a “Payoff Event”): (a) July 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a firmly underwritten public offering of the Company’s common stock (an “IPO”) pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended (the “Securities Act”) (and not subsequently withdrawn) covering the offer and sale of common stock for the account of the Company; or (d) the closing of the Company’s next stock financing, resulting in gross proceeds of not less than $5,000,000 (the “Qualified Financing”); provided, however, that in the event of the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and type of shares issued in the Qualified Financing determined pursuant to Section 2 below.

If paid in cash, the Company shall pay this Note in lawful money of the United States at the address of the Purchaser or at such other address of which the Holder shall have notified the Company in writing.

For purposes of this Note, the term “Affiliate” shall mean: (a) for purposes of any Holder that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Holder, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Holder and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Holder that is not an individual, (i) any person controlled by, or under the control of, the Holder, or (ii) any member, stockholder, partner or other equity holder of such Holder that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

This Note is issued pursuant to the terms of that certain Note Purchase Agreement, dated as of July 31, 2015 (the “Note Purchase Agreement”), among the Company and, among others, the Holder and is entitled to the benefit thereof.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Note Purchase Agreement.

The following is a statement of the rights of the Holder under this Note and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, agrees:

1.                                      OPTIONAL PREPAYMENT. The Company may not prepay this Note at any time prior to the occurrence of a Payoff Event; provided, however, that the Company may prepay this Note, in whole or in part, at any time after a Payoff Event, without premium or penalty. Any such prepayment shall be first applied to accrued but unpaid interest and then to principal.

2.                                      CONVERSION.

(a)                                        Premium Conversion to Shares. Upon the occurrence of the Qualified Financing, (i) One Hundred and Fifteen Percent (115%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable shares issued in the Qualified Financing determined by dividing the Note Value by the per share price such shares are issued in the Qualified Financing (the “Conversion Price”), rounded to the nearest whole share.

(b)                                        Conversion upon Change in Control or IPO. If at any time prior to the Qualified Financing, the Board of Directors approves a transaction that involves a Change in Control or an IPO, the Company shall give the Holder prompt notice thereof, which notice shall set forth the basic nature and terms of such transaction (a “Transaction Notice”). At any time during the ten (10) day period after the date of a Transaction Notice, the holders of a majority of the outstanding principal amount of the Notes (a “Majority-in-Interest”) will demand payment of the entire amount of outstanding principal and accrued interest on this Note and all of the Notes. The Holder acknowledges and agrees to be bound by the action taken by a Majority-in- Interest as contemplated by this Section 2(b). Notwithstanding the foregoing, if a transaction leading to a Change in Control occurs then the holder will be entitled to receive, in addition to

Holder’s principal and accrued interest, an additional payment equal to one times (1x) the principal originally loaned by the Holder (e.g., $100,000.00 in principal would receive in total the Holder’s $100,000.00 principal plus accrued interest and an additional $100,000.00).

(c)                                         In the event a Qualified Financing, Change in Control or IPO has not occurred by July 31, 2016, the Company and the Holder will negotiate in good faith the conversion of this Note into a new round of stock.

(d)                                        For purposes of this Note, the shares issuable upon conversion hereof are referred to as the “Conversion Shares.”

3.                                      MECHANICS OF CONVERSION. Upon conversion of this Note as provided in Section 2 above, the Company shall promptly issue the Holder a certificate in the Holder’s name for the number of Conversion Shares to which the Holder is entitled by reason of such conversion, rounded to the nearest whole share. Upon issuance of such certificate this Note shall be deemed cancelled and fully paid with no need for surrender hereof.

4.                                      RESERVATION OF CONVERSION SHARES. The Company will at all times reserve and keep available, solely for issuance or delivery upon the conversion of this Note, the Conversion Shares (and the shares of common stock of the Company into which the Conversion Shares may be converted) receivable upon the conversion of this Note, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights.

5.                                      FULLY PAID STOCK; TAXES. The Company agrees that the securities represented by each and every certificate for Conversion Shares delivered on the conversion of this Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non- assessable. The Company further covenants and agrees that it will pay, when due and payable, all federal and state stamp, original issue or similar taxes, if any, which are payable in respect of the issuance of this Note and/or any Conversion Shares or certificates therefor.

6.                                      LIMITED TRANSFERABILITY. Neither this Note nor the Conversion Shares have been registered under the Securities Act and may be transferred only pursuant to an effective registration thereunder or an exemption from the registration requirements of the Securities Act, and otherwise in compliance with applicable state securities laws. This Note may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, the Securities Act or any applicable state securities law with respect to this Note or the Conversion Shares.  This Note and any Conversion Shares shall bear an appropriate legend with respect to such restrictions on transfer.  This Note is transferable only upon the books that the Company shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this Note to the Company together with an assignment properly executed by the assignor or transferor. Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee. The Holder may not assign or transfer this Note to any person or entity (other than an Affiliate) without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. This Note and the Conversion Shares are also subject to the restrictions on transfer set forth in Article 3 of the Note Purchase Agreement.

7.                                      REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity in form and amount reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Note, if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new note of like date, tenor and denomination.

8.                                      HOLDER NOT A STOCKHOLDER. This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the conversion hereof into Conversion Shares.

9.                                      EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an “Event of Default”), the Company shall be in default hereunder, and the Holder may immediately accelerate payment of the unpaid principal of this Note, together with all accrued and unpaid interest, upon written notice to the Company:

(a)                                        The Company fails to pay the principal of, and interest on, this Note when due, and such payment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay.

(b)                                        The Company is the debtor in a bankruptcy, receivership, “Chapter 11” or other insolvency proceeding, is generally unable to pay its debts when due, or makes an assignment for the benefit of creditors.

(c)                                         The Company violates in any material respect any other covenant, agreement or condition contained in this Note or in the Note Purchase Agreement or any document executed pursuant thereto, which violation has not been cured within thirty (30) days after its receipt of written notice of any such default.

(d)                                        The Company is liquidated, dissolved or ceases to operate its business.

Upon the occurrence of an Event of Default or an event that, with notice or lapse of time or both, would become an Event of Default, the Company shall immediately give notice thereof to the Holder, specifying the nature of the Event of Default. Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount hereof shall bear interest at the rate of 12% per annum.

10.                               EXERCISE OF REMEDIES. By acceptance hereof, the Holder acknowledges and agrees that this Note is one of a series of Convertible Subordinated Promissory Notes of similar tenor issued by the Company and that upon the occurrence and during the continuance of any Event of Default, the holders of a Majority in Interest shall have the right to act on behalf of the holders of all such Notes in exercising and enforcing all rights and remedies available to all of such holders under this Note, including, without limitation, foreclosure of any judgment lien on any assets of the Company. By acceptance hereof, the Holder agrees not to independently exercise any such right or remedy without the consent of the holders of a Majority in Interest.

11.                               SUBORDINATION.

(a)                                        To the extent hereinafter provided, this Note is expressly subordinated in right of payment to the prior payment in full of Senior Indebtedness (as hereinafter defined) of the Company, unless the instrument creating or evidencing any Senior Indebtedness provides that such Senior Indebtedness is pari passu or subordinated in right of payment to this Note. For purposes hereof, “Senior Indebtedness” shall be defined as the principal of (and premium, if any) and interest on and fees and other amounts payable with respect to all debt or obligations of the Company to any regulated financial institution for borrowed money and other credit now existing or hereafter arising.

(b)                                        The Holder, for itself and its successors and assigns, expressly for the benefit of the present and future holders of Senior Indebtedness, by accepting this Note, agrees to and shall be bound by the subordination provisions of this Section.

(c)                                         Notwithstanding anything contained herein to the contrary, so long as any Senior Indebtedness is outstanding, the Holder shall have no right to accelerate this Note or take any other action under such Section until one-hundred and eighty (180) days after the Holder shall have given the Company notice of the occurrence of an Event of Default. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment unless and until full payment of all amounts currently due on Senior Indebtedness has been made or duly provided for in money or money’s worth. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment, if, at the time of such payment or application or immediately after giving effect thereto: (i) there shall exist under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, any default or any condition, event or act, which with notice or lapse of time, or both, would constitute a default; or (ii) such payment would itself constitute a default or an event of default under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, unless and until such default or event of default shall have been cured or waived or cease to exist.

(d)                                        In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium, if any, and interest on all Senior Indebtedness (on the basis of the respective amounts of Senior Indebtedness held by such holders) before the Holder is entitled to receive any payment on account of principal of this Note and to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) which may be payable or deliverable in any such proceedings in respect of this Note.

(e)                                         If, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) shall be received by the Holder contrary to the provisions of this Section before all Senior Indebtedness is paid in full, or provision made for its payment in cash, such payment or distribution shall be held in trust for the benefit of, and shall (upon acceleration of the Senior Indebtedness) be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after giving effect to any concurrent payment or distribution, or provision for payment thereof in cash, to the holders of such Senior Indebtedness.

(f)                                          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by the noncompliance by the Company with the terms, provisions and covenants of this Note regardless of any knowledge thereof which any such holder may have or otherwise be charged with. Nothing contained in this Section or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal and accrued interest of this Note in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and the creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

(g)                                        Upon the payment in full of all Senior Indebtedness to the extent such payment in full resulted from the subordination provisions of this Note, the rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section, and no payment pursuant to the provisions of this Section to or for the benefit of the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.  The provisions of this Section are solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Indebtedness, on the other.

(h)                                        Notwithstanding the provisions of this Note, the Holder shall not be permitted to receive any payment of the outstanding principal amount of this Note as a result of the same becoming due upon the first to occur of a Payoff Event without obtaining the prior written consent of applicable holders of any Senior Indebtedness related to debts or obligations of the Company to regulated financial institutions.

(i)                                           Nothing contained in this Section shall in any way impair, delay or otherwise affect the conversion of this Note into Conversion Shares as provided in Sections 2 and 3 hereof.

12.                               MISCELLANEOUS.

(a)                                        This Note shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)                                        The Company waives presentment for payment, demand, notice of non- payment, notice of protest or protest of this Note, and the Holder diligence in collection or bringing suit, and hereby consents to any and all extensions of time, renewals, waivers or modifications as may be granted by the Holder with respect to payment or any other provisions of this Note.

(c)                                         Acceptance by the Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the Company’s failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any default, neither the failure of the Holder promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Holder to demand strict performance of any other obligation of the Company hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Company hereunder.

(d)                                        This Note may be amended only with the written consent of the Company and a Majority-in-Interest.

(e)                                         All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 43334 Seven Mile Rd, Suite 1000, Northville, Michigan 48167, Phone: (734) 277-6577; Fax: (734) 864-5765 and to the Purchasers at the address as set forth for each on EXHIBIT A attached hereto or at such other address as the Company or any Purchaser may designate by ten (10) days advance written notice to the other parties hereto..

(f)                                          Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

The Company has duly executed this Note as of the date first set forth above.

GEMPHIRE THERAPEUTICS INC.

By:
Name:
Title:

GEMPHIRE THERAPEUTICS INC.

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is made effective as of this 10th day of December, 2015 (the “Amendment Date”), by and among GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), and the purchasers of the Company’s Convertible Promissory Notes identified on the signature page attached hereto (the “Purchasers”).

BACKGROUND

The Company and the Purchasers entered into that certain Note Purchase Agreement dated as of July 31, 2015 (the “Purchase Agreement”). Pursuant to the terms and conditions of the Purchase Agreement, the Company issued those certain Convertible Promissory Notes (collectively, the “Notes”, and each a “Note”) to the Purchasers. The Company and the Purchasers now wish to amend the Purchase Agreement and the Notes as provided herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to amend the Purchase Agreement and the Notes as follows:

TERMS AND CONDITIONS

1.                                      AMENDMENT TO BACKGROUND SECTION OF THE PURCHASE AGREEMENT. The first sentence in the Background section of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Purchasers desires to lend to the Company, and the Company desires to borrow from the Purchasers, up to $6,000,000 (or such higher amount as the Board of Directors of the Company shall determine, the “Total Amount”) in the manner and upon the terms and conditions hereinafter set forth.”

2.                                      SECTION 1.1 OF THE PURCHASE AGREEMENT. Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Company agrees to sell, and each of the Purchasers agrees to purchase, the Company’s Convertible Subordinated Promissory Notes (each, without distinction, a “Note” and, collectively, the “Notes”) in the original principal amounts for each Purchaser appearing beside such Purchaser’s name on EXHIBIT A, attached hereto (for each Purchaser, the “Principal Amount”). The obligations of the Purchasers hereunder to purchase the Notes are several and not joint. Each Note issued prior to the Amendment Date shall be substantially in the form attached hereto as EXHIBIT B-1 (as amended by this Amendment), and each Note issued on or after the Amendment Date shall be

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substantially in the form attached hereto as EXHIBIT B-2, and in either case will be convertible, on the terms and conditions set forth in such Note, into shares of the Company’s convertible preferred stock, upon the first closing of the Company’s next issued series of convertible preferred stock (the “Qualified Financing”) or into shares of the Company’s common stock upon the closing of a Change in Control (as defined below) or a transaction resulting in the Company’s stockholders holding securities listed on a national securities exchange (including an initial public offering) (a “Public Transaction”). The shares issued upon conversion of the Notes in the Qualified Financing shall be the same type and series of stock and have the rights, preferences and privileges to be established upon issuance of the stock in the Qualified Financing (the “Qualified Financing Shares”). To the extent that purchasers of the Qualified Financing Shares shall have any contractual rights, preferences and privileges, the Company shall cause such rights to inure to the benefit of the Purchasers upon issuance of the Qualified Financing Shares. Each Note shall bear interest at a per annum rate of 8.0%, compounded annually.”

3.                                      AMENDMENT TO SECTION 1.2(B)  OF THE PURCHASE AGREEMENT.  Section 1.2(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(b) The first such Closing (the “First Closing”) took place on July 31, 2015. The Notes issued in the First Closing were issued to the Purchasers in the principal amount shown for each Purchaser with respect to the First Closing on EXHIBIT A, attached hereto (the “Schedule of Purchasers”).”

4.                                      AMENDMENT TO SECTION 1.2(C) OF THE PURCHASE AGREEMENT. The first sentence of Section 1.2(c) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“For a period of one hundred and fifty (150) days following the First Closing, subject to one (1) ninety-day extension approved by the Company’s Board of Directors, to the extent that (i) Purchasers already party to this Agreement (at the time determined, the “Existing Purchasers”), and/or (ii) additional Purchasers (the “Additional Purchasers”), which Additional Purchasers and/or Existing Purchasers agree by execution of a counterpart of this Agreement to purchase Notes, up to a balance of the Total Amount, the Company may hold additional Closings with respect to the purchase of such Notes (each a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the First Closing and all of the Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Board of Directors of the Company.”

5.                                      ADDITION OF SECTION 1.5 TO THE PURCHASE AGREEMENT. The following paragraph is hereby added to as a new Section 1.5 to the Purchase Agreement:

2

“1.5 CONVERSION UPON CHANGE IN CONTROL OR PUBLIC TRANSACTION. In the event the Company closes (a) on the sale of all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”) or (b) a Public Transaction prior to the occurrence of the Qualified Financing, then one hundred percent (100%) of the outstanding principal balance plus all accrued but unpaid interest on each Note (the “CIC / IPO Note Value”) shall automatically convert immediately prior to the closing of such transaction into that number of fully paid and non-assessable shares of Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.”

6.                                      AMENDMENT TO EXHIBIT B TO THE PURCHASE AGREEMENT.  EXHIBIT B to the Purchase Agreement is hereby renumbered as EXHIBIT B-1.

7.                                      ADDITION OF NEW EXHIBIT B-2 TO THE PURCHASE AGREEMENT. A new EXHIBIT B-2 to the Purchase Agreement is hereby attached to the Purchase Agreement in the form attached hereto as EXHIBIT B-2.

8.                                      AMENDMENT TO FIRST PARAGRAPH OF THE NOTES.  The second sentence of each existing Note is hereby deleted and replaced with the following:

“The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable on demand at any time as of the first to occur of any of the following events (each a “Payoff Event”): (a) December 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a transaction which results in the Company’s stockholders holding securities listed on a national securities exchange, including an initial public offering (a “Public Transaction”); or (d) the closing of the Company’s next convertible preferred stock financing (the “Qualified Financing”); provided, however, that in the event of a Change in Control, a Public Transaction or the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and type of shares issued in the Qualified Financing or the Company’s Common Stock, as determined pursuant to Section 2 below.”

9.                                      AMENDMENT TO SECTION 2(B) OF THE NOTES.  Section 2(b) of each existing Note is hereby deleted and replaced with the following:

“(b) Conversion upon Change in Control or Public Transaction. If at any time prior to the Qualified Financing, the Company’s Board of Directors approves

3

a Change in Control or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.”

10.                               AMENDMENT TO SECTION 2(C) OF THE NOTES. Section 2(c) of each existing Note is hereby deleted and replaced with the following:

“(b) In the event a Qualified Financing, Change in Control or Public Transaction has not occurred by December 31, 2016, the Company and the Holder will negotiate in good faith the conversion of this Note into a new round of stock.”

11.                               NOTICE TO TRANSFEREES. Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this Amendment.

12.                               CONSTRUCTION. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Purchase Agreement. The terms of this Amendment amend and modify the Purchase Agreement and each Note, as if fully set forth in the Purchase Agreement and each Note. If there is any conflict between the terms, conditions and obligations of this Amendment and the Purchase Agreement or the Notes, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Purchase Agreement and the Notes not specifically modified by this Amendment are preserved.

13.                               COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

14.                               FACSIMILE SIGNATURE. This Amendment may be executed by facsimile or .pdf signature.

SIGNATURES ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, this First Amendment to Note Purchase Agreement and Convertible Promissory Notes is made effective as of the date first set forth above.

THE COMPANY:

GEMPHIRE THERAPEUTICS INC.

By:	/s/ Mina Sooch
Name:	Mina P. Sooch
Title:	President and Chief Executive Officer

THE INVESTORS:

The Charles L. Bisgaier Trust		/s/ Edward Lowenschuss
Dated November 8, 2000		Edward Lowenschuss

/s/ Charles Bisgaier
Name:	Charles Bisgaier	W3 Holdings, Inc.
Its:	Trustee

		Name:	Kevin Williams
		Its:	President
The Margaret M. McShane
Revocable Trust

/s/ Margaret McShane		Arvinder S. Sooch Trust Dated
Name:	Margaret McShane	September 20, 2006
Its:	Trustee
/s/ Arvinder Sooch
		Name:	Arvinder Sooch
		Its:	Trustee
/s/ Tushar Amin
Tushar Amin
Trust for Rohan S. Sandhu

/s/ Andy Sassine		/s/ XXX S. Sandhu
Andy Sassine		Name:
		Its:	Trustee

/s/ Randall Rabourn
Randall Rabourn

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE GEMPHIRE THERAPEUTICS INC.

Glenn D. Steeg Trust
R. Lawerence Leigh Trust
/s/ Glenn Steeg
Name:	Glenn Steeg	/s/ R. Lawerence Leigh
Its:	Trustee	Name:	R. Lawerence Leigh
		Its:	Trustee

Patrick J. Mullen
Ravinder S. Sandhu &
Amy K. Gill-Sandhu
Robert F. Schoeni & Gretchen
Spreitzer		/s/ Ravinder S. Sandhu
Ravinder S. Sandhu
/s/ Robert F. Schoeni
Robert F. Schoeni		/s/ Amy K. Gill-Sandhu
Amy K. Gill-Sandhu
/s/ Gretchen Spreitzer
Gretchen Spreitzer
Eric Adamy Trust

Daybreak Investments, LLC
		Name:	Eric Adamy
/s/ Nathaniel Dalton		Its:	Trustee
Name:	Nathaniel Dalton
Its:	Manager	/s/ Christopher Gutek
Christopher Gutek

Allen Batteau & Susan R. Miller		Trout Creek Ventures, LP
By: Trout Creek Ventures MGMT

Allen Batteau		/s/ Paul D’Amato
		Name:	Paul D’Amato
		Its:	Managing Director
Susan R. Miller

Western Michigan University Research Foundation acting on behalf of Biosciences Research & Commercialization Center (BRCC)

William H. Johnson

Amherst Fund II, LLC		/s/ Patti VanWalBeck
		Name:	Patti VanWalBeck
/s/ Matt Turner
Name:	Matt Turner
Its:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE GEMPHIRE THERAPEUTICS INC.

/s/ Charles Stoddard		Mark A. Murray Trust dated
Charles Stoddard		January 23, 2015

Robert Sigler		Name:	Mark A. Murray
		Its:	Trustee

/s/ Jatinder-Bir Sandhu /s/ Roop Sandhu
Jatinder-Bir Sandhu & Roop
Sandhu		Christopher Branoff Trust U/A/D
6-26-2000

/s/ Christopher Branoff
		Name:	Christopher Branoff
		Its:	Trustee

/s/ Michele C. Johnson
Marianne Johnson
Trust for Rajan S. Sandhu
Detroit Innovate Fund I, L.P.
/s/ XXX S. Sandhu
Name:
Its:	Trustee	Name:	Martin Dober
		Its:	Vice President

Chain S. Sandhu IRRV Trust for Children of Jasdeep S. Sandhu		BWA Gemphire Investment Group, LLC

/s/ Chain Sandhu		/s/ Kenneth Kousky
Name:	Chain S. Sandhu	Name:	Kenneth Kousky
Its:	Trustee	Its:	Program Director

P. Kent Hawryluk Revocable Trust
Chain S. Sandhu IRRV Trust for Children of Jatinder-Bir S. Sandhu
/s/ P. Kent Hawryluk
/s/ Chain Sandhu		Name:	P. Kent Hawryluk
Name:	Chain S. Sandhu	Its:	Trustee
Its:	Trustee
Grand Angels Venture Fund II, LLC
/s/ Chain Sandhu
Chain S. Sandhu		/s/ Jody D. Vanderwel
		Name:	Jody D. Vanderwel
		Its:	Managing Partner

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE GEMPHIRE THERAPEUTICS INC.

EXHIBIT B-2
FORM OF NOTE ISSUED AFTER AMENDMENT DATE

THIS NOTE AND ANY SECURITIES THAT MAY BE ISSUED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE OR SUCH SECURITIES, NOR ANY PORTION HEREOF OR INTEREST THEREIN, MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE ISSUER SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE ISSUER (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER).

GEMPHIRE THERAPEUTICS INC.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

U.S. $[APPLICABLE PRINCIPAL AMOUNT]	, 201

FOR                       VALUE RECEIVED, GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), hereby promises to pay [NAME OF PURCHASER], whose address is [ADDRESS OF PURCHASER] (the “Purchaser”; together with any permitted successor holder hereof, the “Holder”), the principal sum of U.S. $[APPLICABLE PRINCIPAL AMOUNT], together with interest thereon, accruing from the date hereof at a per annum rate of 8.0%, compounded annually. The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable on demand at any time as of the first to occur of any of the following events (each a “Payoff Event”): (a) December 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a transaction which results in the Company’s stockholders holding securities listed on a national securities exchange, including an initial public offering (a “Public Transaction”); or (d) the closing of the Company’s next convertible preferred stock financing (the “Qualified Financing”); provided, however, that in the event of the Change in Control, a Public Transaction or the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and type of shares issued in the Qualified Financing or the Company’s Common Stock, as determined pursuant to Section 2 below.

If paid in cash, the Company shall pay this Note in lawful money of the United States at the address of the Purchaser or at such other address of which the Holder shall have notified the Company in writing.

EXHIBIT B-2-1

For purposes of this Note, the term “Affiliate” shall mean: (a) for purposes of any Holder that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Holder, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Holder and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Holder that is not an individual, (i) any person controlled by, or under the control of, the Holder, or (ii) any member, stockholder, partner or other equity holder of such Holder that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

This Note is issued pursuant to the terms of that certain Note Purchase Agreement, dated as of July 31, 2015, as amended (the “Note Purchase Agreement”), among the Company and, among others, the Holder and is entitled to the benefit thereof. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Note Purchase Agreement.

The following is a statement of the rights of the Holder under this Note and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, agrees:

1.                                      OPTIONAL PREPAYMENT. The Company may not prepay this Note at any time prior to the occurrence of a Payoff Event; provided, however, that the Company may prepay this Note, in whole or in part, at any time after a Payoff Event, without premium or penalty. Any such prepayment shall be first applied to accrued but unpaid interest and then to principal.

2.                                      CONVERSION.

(a)                                        Premium Conversion to Shares. Upon the occurrence of the Qualified Financing, (i) One Hundred and Fifteen Percent (115%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable shares issued in the Qualified Financing determined by dividing the Note Value by the per share price such shares are issued in the Qualified Financing, rounded to the nearest whole share.

(b)                                        Conversion upon Change in Control or Public Transaction. If at any time prior to the Qualified Financing, the Company’s Board of Directors approves a Change in Control or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.

(c)                                         In the event a Qualified Financing, Change in Control or Public Transaction has not occurred by December 31, 2016, the Company and the Holder will negotiate in good faith the conversion of this Note into a new round of stock.

EXHIBIT B-2-2

(d)                                        For purposes of this Note, the shares issuable upon conversion hereof are referred to as the “Conversion Shares.”

3.                                      MECHANICS OF CONVERSION. Upon conversion of this Note as provided in Section 2 above, the Company shall promptly issue the Holder a certificate in the Holder’s name for the number of Conversion Shares to which the Holder is entitled by reason of such conversion, rounded to the nearest whole share. Upon issuance of such certificate this Note shall be deemed cancelled and fully paid with no need for surrender hereof.

4.                                      RESERVATION OF CONVERSION SHARES. The Company will at all times reserve and keep available, solely for issuance or delivery upon the conversion of this Note, the Conversion Shares (and the shares of common stock of the Company into which the Conversion Shares may be converted) receivable upon the conversion of this Note, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights.

5.                                      FULLY PAID STOCK; TAXES. The Company agrees that the securities represented by each and every certificate for Conversion Shares delivered on the conversion of this Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non- assessable. The Company further covenants and agrees that it will pay, when due and payable, all federal and state stamp, original issue or similar taxes, if any, which are payable in respect of the issuance of this Note and/or any Conversion Shares or certificates therefor.

6.                                      LIMITED TRANSFERABILITY. Neither this Note nor the Conversion Shares have been registered under the Securities Act and may be transferred only pursuant to an effective registration thereunder or an exemption from the registration requirements of the Securities Act of 1933, as amended, and otherwise in compliance with applicable state securities laws. This Note may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, the Securities Act or any applicable state securities law with respect to this Note or the Conversion Shares. This Note and any Conversion Shares shall bear an appropriate legend with respect to such restrictions on transfer. This Note is transferable only upon the books that the Company shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this Note to the Company together with an assignment properly executed by the assignor or transferor. Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee. The Holder may not assign or transfer this Note to any person or entity (other than an Affiliate) without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. This Note and the Conversion Shares are also subject to the restrictions on transfer set forth in Article 3 of the Note Purchase Agreement.

7.                                      REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity in

EXHIBIT B-2-3

form and amount reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Note, if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new note of like date, tenor and denomination.

8.                                      HOLDER NOT A STOCKHOLDER. This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the conversion hereof into Conversion Shares.

9.                                      EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an “Event of Default”), the Company shall be in default hereunder, and the Holder may immediately accelerate payment of the unpaid principal of this Note, together with all accrued and unpaid interest, upon written notice to the Company:

(a)                                        The Company fails to pay the principal of, and interest on, this Note when due, and such payment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay.

(b)                                        The Company is the debtor in a bankruptcy, receivership, “Chapter 11” or other insolvency proceeding, is generally unable to pay its debts when due, or makes an assignment for the benefit of creditors.

(c)                                         The Company violates in any material respect any other covenant, agreement or condition contained in this Note or in the Note Purchase Agreement or any document executed pursuant thereto, which violation has not been cured within thirty (30) days after its receipt of written notice of any such default.

(d)                                        The Company is liquidated, dissolved or ceases to operate its business.

Upon the occurrence of an Event of Default or an event that, with notice or lapse of time or both, would become an Event of Default, the Company shall immediately give notice thereof to the Holder, specifying the nature of the Event of Default. Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount hereof shall bear interest at the rate of 12% per annum.

10.                               EXERCISE OF REMEDIES. By acceptance hereof, the Holder acknowledges and agrees that this Note is one of a series of Convertible Subordinated Promissory Notes of similar tenor issued by the Company and that upon the occurrence and during the continuance of any Event of Default, the holders of a Majority in Interest shall have the right to act on behalf of the holders of all such Notes in exercising and enforcing all rights and remedies available to all of such holders under this Note, including, without limitation, foreclosure of any judgment lien on any assets of the Company. By acceptance hereof, the Holder agrees not to independently exercise any such right or remedy without the consent of the holders of a Majority in Interest.

EXHIBIT B-2-4

11.                               SUBORDINATION.

(a)                                        To the extent hereinafter provided, this Note is expressly subordinated in right of payment to the prior payment in full of Senior Indebtedness (as hereinafter defined) of the Company, unless the instrument creating or evidencing any Senior Indebtedness provides that such Senior Indebtedness is pari passu or subordinated in right of payment to this Note. For purposes hereof, “Senior Indebtedness” shall be defined as the principal of (and premium, if any) and interest on and fees and other amounts payable with respect to all debt or obligations of the Company to any regulated financial institution for borrowed money and other credit now existing or hereafter arising.

(b)                                        The Holder, for itself and its successors and assigns, expressly for the benefit of the present and future holders of Senior Indebtedness, by accepting this Note, agrees to and shall be bound by the subordination provisions of this Section.

(c)                                         Notwithstanding anything contained herein to the contrary, so long as any Senior Indebtedness is outstanding, the Holder shall have no right to accelerate this Note or take any other action under such Section until one-hundred and eighty (180) days after the Holder shall have given the Company notice of the occurrence of an Event of Default. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment unless and until full payment of all amounts currently due on Senior Indebtedness has been made or duly provided for in money or money’s worth. No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment, if, at the time of such payment or application or immediately after giving effect thereto: (i) there shall exist under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, any default or any condition, event or act, which with notice or lapse of time, or both, would constitute a default; or (ii) such payment would itself constitute a default or an event of default under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, unless and until such default or event of default shall have been cured or waived or cease to exist.

(d)                                        In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium, if any, and interest on all Senior Indebtedness (on the basis of the respective amounts of Senior Indebtedness held by such holders) before the Holder is entitled to receive any payment on account of principal of this Note and to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) which may be payable or deliverable in any such proceedings in respect of this Note.

EXHIBIT B-2-5

(e)                                         If, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) shall be received by the Holder contrary to the provisions of this Section before all Senior Indebtedness is paid in full, or provision made for its payment in cash, such payment or distribution shall be held in trust for the benefit of, and shall (upon acceleration of the Senior Indebtedness) be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after giving effect to any concurrent payment or distribution, or provision for payment thereof in cash, to the holders of such Senior Indebtedness.

(f)                                          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by the noncompliance by the Company with the terms, provisions and covenants of this Note regardless of any knowledge thereof which any such holder may have or otherwise be charged with. Nothing contained in this Section or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal and accrued interest of this Note in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and the creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

(g)                                        Upon the payment in full of all Senior Indebtedness to the extent such payment in full resulted from the subordination provisions of this Note, the rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section, and no payment pursuant to the provisions of this Section to or for the benefit of the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. The provisions of this Section are solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Indebtedness, on the other.

(h)                                        Notwithstanding the provisions of this Note, the Holder shall not be permitted to receive any payment of the outstanding principal amount of this Note as a result

EXHIBIT B-2-6

of the same becoming due upon the first to occur of a Payoff Event without obtaining the prior written consent of applicable holders of any Senior Indebtedness related to debts or obligations of the Company to regulated financial institutions.

(i)                                           Nothing contained in this Section shall in any way impair, delay or otherwise affect the conversion of this Note into Conversion Shares as provided in Sections 2 and 3 hereof.

12.                               MISCELLANEOUS.

(a)                                        This Note shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)                                        The Company waives presentment for payment, demand, notice of non- payment, notice of protest or protest of this Note, and the Holder diligence in collection or bringing suit, and hereby consents to any and all extensions of time, renewals, waivers or modifications as may be granted by the Holder with respect to payment or any other provisions of this Note.

(c)                                         Acceptance by the Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the Company’s failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any default, neither the failure of the Holder promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Holder to demand strict performance of any other obligation of the Company hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Company hereunder.

(d)                                        This Note may be amended only with the written consent of the Company and a Majority-in-Interest.

EXHIBIT B-2-7

(e)                                         All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 43334 Seven Mile Rd, Suite 1000, Northville, Michigan 48167, Phone: (734) 277-6577; Fax: (734) 864-5765 and to the Purchasers at the address as set forth for each on EXHIBIT A attached hereto or at such other address as the Company or any Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

(f)                                          Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

The Company has duly executed this Note as of the date first set forth above.

GEMPHIRE THERAPEUTICS INC.

By:
Name:
Title:

EXHIBIT B-2-8

GEMPHIRE THERAPEUTICS INC.

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

THIS  SECOND  AMENDMENT  TO  NOTE  PURCHASE  AGREEMENT  AND  CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is made effective as of this 27th day of March 2016 (the “Amendment Date”), by and among GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), and the purchasers of the Company’s Convertible Promissory Notes identified on the signature page attached hereto (the “Purchasers”).

BACKGROUND

The Company and the Purchasers entered into that certain Note Purchase Agreement dated as of July 31, 2015, as amended by the First Amendment to Note Purchase Agreement and Convertible Promissory Notes dated December 10, 2015 (the “Purchase Agreement”). Pursuant to the terms and conditions of the Purchase Agreement, the Company issued those certain Convertible Promissory Notes (collectively, the “Notes”, and each a “Note”) to the Purchasers. The Company and the Purchasers now wish to amend the Purchase Agreement and the Notes as provided herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to amend the Purchase Agreement and the Notes as follows:

TERMS AND CONDITIONS

1.                                             AMENDMENT TO BACKGROUND SECTION OF THE PURCHASE  AGREEMENT. The first sentence in the Background section of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Purchasers desires to lend to the Company, and the Company desires to borrow from the Purchasers, up to $9,000,000 (or such higher amount as the Board of Directors of the Company shall determine, the “Total Amount”) in the manner and upon the terms and conditions hereinafter set forth.”

2.                                             AMENDMENT TO SECTION 1.2(C) OF THE PURCHASE AGREEMENT. The first sentence of Section 1.2(c) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“For a period of one hundred and fifty (150) days following the First Closing, subject to two (2) ninety-day extension approved by the Company’s Board of Directors, to the extent that (i) Purchasers already party to this Agreement (at the time determined, the “Existing Purchasers”), and/or (ii) additional Purchasers (the “Additional Purchasers”), which Additional Purchasers and/or Existing

Purchasers agree by execution of a counterpart of this Agreement to purchase Notes, up to a balance of the Total Amount, the Company may hold additional Closings with respect to the purchase of such Notes (each a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the First Closing, Second Closing, Third Closing and all of the Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Board of Directors of the Company.”

3.                                             NOTICE TO TRANSFEREES. Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this Amendment.

4.                                             CONSTRUCTION. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Purchase Agreement. The terms of this Amendment amend and modify the Purchase Agreement and each Note, as if fully set forth in the Purchase Agreement and each Note. If there is any conflict between the terms, conditions and obligations of this Amendment and the Purchase Agreement or the Notes, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Purchase Agreement and the Notes not specifically modified by this Amendment are preserved.

5.                                             COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

6.                                             FACSIMILE SIGNATURE. This Amendment may be executed by facsimile or .pdf signature.

SIGNATURES ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, this Second Amendment to Note Purchase Agreement and Convertible Promissory Notes is made effective as of the date first set forth above.

THE COMPANY:

GEMPHIRE THERAPEUTICS INC.

By:	/s/ Mina P. Sooch
Name:	Mina P. Sooch
Title:	President and Chief Executive Officer

THE INVESTORS:	W3 Holdings, Inc.

The Charles L. Bisgaier Trust
Dated November 8, 2000
Name: Kevin Williams
Its: President
/s/ Charles Bisgaier
Name: Charles Bisgaier
Its: Trustee	Arvinder S. Sooch Trust
Dated September 20, 2006

The Margaret M. McShane
Revocable Trust	/s/ Arvinder Sooch
Name: Arvinder Sooch
Its: Trustee
/s/ Margaret McShane
Name: Margaret McShane
Its: Trustee	Trust for Rohan S. Sandhu

Tushar Amin	Name:
Its: Trustee

/s/Andy Sassine
Andy Sassine	Glenn D. Steeg Trust
Dated April 23, 2003

/s/ Randall Rabourn
Randall Rabourn	/s/ Glenn Steeg
Name: Glenn Steeg
Its: Trustee

SIGNATURE PAGE TO SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

Patrick J. Mullen

William H. Johnson
/s/ Edward Lowenschuss
Edward Lowenschuss
Amherst Fund II, LLC

Robert F. Schoeni and Gretchen Spreitzer
/s/ Matt Turner
Name: Matt Turner
/s/ Robert F. Schoeni	Its: President
Robert F. Schoeni

R. Lawrence Leigh Trust
/s/ Gretchen Spreitzer
Gretchen Spreitzer
/s/ R. Lawrence Leigh
Name: Lawrence Leigh
Daybreak Investments, LLC	Its: Trustee

Ravinder S. Sandhu and
Name: Nathaniel Dalton	Amy K. Gill-Sandhu
Its: Manager

Allen Batteau and Susan R. Miller	Ravinder S. Sandhu

/s/ Allen Batteau
Allen Batteau	Amy K. Gill-Sandhu

/s/ Susan R. Miller
Susan R. Miller

SIGNATURE PAGE TO SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

Eric Adamy Trust	Grand Angels Venture Fund II, LLC

/s/ Eric Adamy
Name: Eric Adamy	Name: Paul D’Amato
Its: Trustee	Its: Trustee

/s/ Christopher Gutek
Christopher Gutek	Robert Sigler

Trout Creek Ventures, LP	Jatinder-Bir Sandhu and Roop Sandhu

Name: Paul D’Amato	Jatinder-Bir Sandhu
Its: Managing Director

Western Michigan University Research Foundation acting on behalf of Biosciences Research & Commercialization Center (BRCC)	Roop Sandhu

Trust for Rajan S. Sandhu

Name: Patti VanWalBeck
Name: Rajan S. Sandhu
Its: Trustee

SIGNATURE PAGE TO SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

Chain S. Sandhu IRRV Trust for Children of Jasdeep S. Sandhu	Christopher Branoff Trust
U/A/D 6-26-2000

/s/ Christopher Branoff
Name: Chain S. Sandhu	Name: Christopher Branoff
Its: Trustee	Its: Trustee

Chain S. Sandhu IRRV Trust for Children of Jatinder-Bir S. Sandhu	/s/ Michele C. Johnson
Michele C. Johnson

Detroit Innovate Fund I, L.P.
Name: Chain S. Sandhu
Its: Trustee
/s/ Patricia Glaza
Name: Patricia Glaza
Its: Managing Director
Chain S. Sandhu

BWA GEMPHIRE INVESTMENT GROUP II, LLC
/s/ Charles Stoddard
Charles Stoddard
/s/ Kenneth W. Kousky
Name: Kenneth W. Kousky
Mark A. Murray Trust	Its: Manager of the SPE
Dated January 23, 2015

/s/ Mark A. Murray
Name: Mark A. Murray
Its: Trustee

SIGNATURE PAGE TO SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

P. Kent Hawryluk Revocable Trust

Dakshesh S. Patel
/s/ P. Kent Hawryluk
Name: P. Kent Hawryluk
Its: Trustee
David A. Perkins

/s/ Amy Samuelson
Amy Samuelson
David R. Fischell

Bisgaier Family, LLC
/s/ Dena Marie Bisgaier
Dena Marie Bisgaier
/s/ Charles Bisgaier
Name: Charles Bisgaier
Its: Trustee
Douglas Flege

Brio Capital Fund I L.L.C.
Jeffrey and Michelle Mathiesen

/s/ James A. Sorboro
Name: James A. Sorboro	/s/ Jeffrey Mathiesen
Its: Principal	Jeffrey Mathiesen

/s/ Michelle Mathiesen
Catherine Sigler	Michelle Mathiesen

SIGNATURE PAGE TO SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

The Beverly Selnick Revocable Living Trust

Nainoor Thakore
/s/ Beverly Selnick
Name: Beverley Selnick
/s/ Pedro Lichtinger	Its: Trustee
Pedro Lichtinger

Reynold Homan and Nelva J. Homan Revocable Living Trust	Tim A. Fischell

Name: Reynold Homan	Vishal J. Bhagat
Its: Trustee

Mary C. Vandewiele Trust U/A Dated 10-13-04
/s/ Roger W. Kleppe
Roger W. Kleppe
/s/ Mary C. Vanderwiele
Name: Mary C. Vandewiele
/s/ Sandra L. Drake	Its: Trustee
Sandra Lynn Drake

/s/ Stanley Bisgaier
Stanley Bisgaier

/s/ Steven Zelkowitz
Steven Zelkowitz

SIGNATURE PAGE TO SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

GEMPHIRE THERAPEUTICS INC.

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

THIS THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES (this “Third Amendment”) is made effective as of this 14th day of April 2016 (the “Third Amendment Date”), by and among GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), and the purchasers of the Company’s Convertible Promissory Notes identified on the signature page attached hereto (the “Purchasers”).

BACKGROUND

The Company and the Purchasers entered into that certain Note Purchase Agreement dated as of July 31, 2015, as amended by the First Amendment to Note Purchase Agreement and Convertible Promissory Notes dated December 10, 2015 (the “First Amendment”) and the Second Amendment to Note Purchase Agreement and Convertible Promissory Notes dated March 27, 2016 (the “Second Amendment”, and collectively, the “Purchase Agreement”). Pursuant to the terms and conditions of the Purchase Agreement, the Company issued those certain Convertible Promissory Notes (collectively, the “Notes”, and each a “Note”) to such Purchasers. The Company and the Purchasers now wish to amend the Purchase Agreement and the Notes as provided herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to amend the Purchase Agreement and the Notes as follows:

TERMS AND CONDITIONS

1.                                      AMENDMENT TO BACKGROUND SECTION OF THE PURCHASE AGREEMENT.  The first sentence in the Background section of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Purchasers desires to lend to the Company, and the Company desires to borrow from the Purchasers, up to $14,000,000 (or such higher amount as the Board of Directors of the Company shall determine, the “Total Amount”) in the manner and upon the terms and conditions hereinafter set forth.”

2.                                      AMENDMENT TO SECTION 1.1 OF THE PURCHASE AGREEMENT.  Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

1.1                               PURCHASE AND SALE.  The Company agrees to sell, and each of the Purchasers agree to purchase, the Company’s Convertible Subordinated Promissory Notes (each, without distinction, a “Note” and, collectively, the

1

“Notes”) in the original principal amounts for each Purchaser appearing beside such Purchaser’s name on EXHIBIT A, attached to the Purchase Agreement (for each Purchaser, the “Principal Amount”).  The obligations of the Purchasers hereunder to purchase the Notes are several and not joint.  Each Note issued prior to December 10, 2015 shall be substantially in the form attached to the Purchase Agreement as EXHIBIT B-1 (as amended by the First Amendment, and this Third Amendment), each Note issued on or after December 10, 2015 and before the Third Amendment Date shall be in substantially the form attached to the First Amendment as EXHIBIT B-2 (as amended by this Third Amendment), and each Note issued on or after Third Amendment Date shall be in substantially the form attached hereto as EXHIBIT B-3, and in each case, will be convertible, on the terms and conditions set forth in such Note, into shares of the Company’s convertible preferred stock, upon the first closing of the Company’s next issued series of convertible preferred stock resulting in new money gross proceeds to the Company equal to or in excess of $5,000,000 (the “Qualified Financing”) or into shares of the Company’s common stock upon the closing of a Change in Control (as defined below) or a transaction resulting in the Company’s stockholders holding securities listed on a national securities exchange (including an initial public offering)(a “Public Transaction”).  The shares issued upon conversion of the Notes in the Qualified Financing shall be the same type and series of stock and have the rights, preferences and privileges to be established upon issuance of the stock in the Qualified Financing (the “Qualified Financing Shares”).  To the extent that purchasers of the Qualified Financing Shares shall have any contractual rights, preferences or privileges, the Company shall cause such rights to inure to the benefit of the Purchasers upon issuance of the Qualified Financing Shares.  Each Note shall bear interest at a per annum rate of 8.0%, compounded annually.”

3.                                      ADDITION OF SECTION 1.2(D) TO THE PURCHASE AGREEMENT.  A new Section 1.2(d) is hereby added to the Purchase Agreement as follows:

(d)                                 Conditions to Closings Following the Third Amendment Date.  It shall be a condition to closing any Subsequent Closing on or after the Third Amendment Date that an amendment shall have been effected to that certain Investor Rights Agreement between the Company and the Investors named therein dated March 31, 2015 (the “Investor Rights Agreement”) such that the definition of “Registrable Securities” set forth therein shall include the shares of Common Stock resulting from the conversion of the Notes and shares of Common Stock resulting from the conversion of Qualified Financing Shares resulting from the conversion of the Notes, held by any Purchaser who has purchased or shall purchase an aggregate of $1,000,000 or more in Principal Amount of the Notes (each, a “Major Investor”).  In addition, the first Subsequent Closing occurring on or after the Third Amendment Date shall be for a minimum amount of $5,000,000 in Principal Amount of the Notes and the Purchaser shall have no obligation to consummate such Subsequent Closing for a lesser Principal Amount.

2

4.                                      AMENDMENT TO SECTION 1.4 OF THE PURCHASE AGREEMENT. Section 1.4 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“1.4  PREMIUM CONVERSION UPON THE QUALIFIED FINANCING.  Upon the occurrence of the Qualified Financing One Hundred and Twenty Five Percent (125%) of (a) the outstanding principal balance of, plus (b) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable Qualified Financing Shares determined by dividing the Note Value by the per share price at which the Qualified Financing Shares are sold in the Qualified Financing (the “Conversion Price”), rounded to the nearest whole share.”

5.                                      ADDITION OF A NEW SECTION 2.3 TO THE PURCHASE AGREEMENT.  A new Section 2.3 is hereby added to the Purchase Agreement, as follows:

2.3                               UPDATED REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  With respect to each Closing occurring on or after the Third Amendment Date, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT C (the “Schedule of Exceptions”), the Company hereby makes the representations and warranties set forth on EXHIBIT D, attached hereto, as of the Third Amendment Date.

6.                                      ADDITION OF NEW EXHIBIT B-3 TO THE PURCHASE AGREEMENT.  A new EXHIBIT B-3 to the Purchase Agreement is hereby attached to the Purchase Agreement in the form attached hereto as EXHIBIT B-3.

7.                                      AMENDMENT TO FIRST PARAGRAPH OF THE NOTES.  The second sentence of each existing Note is hereby deleted and replaced with the following:

“The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable as of the first to occur of any of the following events (each a “Payoff Event”): (a) on demand at any time after December 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a transaction which results in the Company’s stockholders holding securities listed on a national securities exchange, including an initial public offering (a “Public Transaction”); or (d) the closing of the Company’s next convertible preferred stock financing resulting in new money gross proceeds of not less than $5,000,000 (the “Qualified Financing”); provided, however, that in the event of a Change in Control, a Public Transaction or the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and

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type of shares issued in the Qualified Financing or the Company’s Common Stock, as determined pursuant to Section 2 below.”

8.                                      AMENDMENT TO SECTION 2(A) OF THE NOTES.  Section 2(a) of each existing Note is hereby deleted and replaced with the following:

“(a)                           Premium Conversion to Shares.  Upon the occurrence of the Qualified Financing One Hundred and Twenty Five Percent (125%) of (i) the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable shares issued in the Qualified Financing determined by dividing the Note Value by the per share price such shares are issued in the Qualified Financing, rounded to the nearest whole share.”

9.                                      AMENDMENT TO SECTION 2(C) OF THE NOTES.  Section 2(c) of each existing Note is hereby deleted in its entirety.

10.                               ADDITIONAL COVENANTS OF THE COMPANY.

(a)                                 For so long as any Notes are outstanding, the Company shall not incur any Senior Indebtedness (as defined in the Note).

(b)                                 In the event that Excel Venture Fund II, L.P. (“Excel”) or a related entity thereto purchases a Note under this Agreement on or after the Third Amendment Date, the Company shall make a one-time reimbursement for the documented and reasonable fees and expenses of Feinberg Hanson LLP, counsel for such Purchaser, in an amount not to exceed $20,000.

(c)                                  For so long as Excel is a holder of the Notes or equity securities of the Company issued upon conversion of the Notes, the Purchasers agree to vote all of their voting stock in the Company (or consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect one (1) individual designated by Excel to the Company’s Board of Directors (the “Excel Designee”), which individual shall initially be Steven Gullans, and, to the extent the Company has a classified Board of Directors, to cause the Excel Designee’s initial term as a director to expire upon the second meeting of the Company’s stockholders held for the purpose of electing directors after the date hereof, at which time the Excel Designee shall be eligible for re-election as a director.  Each Purchaser also agrees to vote, or cause to be voted, all of such Purchaser’s voting stock in the Company (or consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to ensure that (i) the Excel Designee shall not be removed from office, other than for cause, unless (A) such removal is directed or approved by Excel or (B) Excel is no longer so entitled to designate or approve such director; (ii) any vacancies created by the resignation, removal or death of the Excel Designee shall be filled pursuant to the provisions of this paragraph; and (iii) upon the request of Excel to remove the Excel Designee, such director shall be removed.  All Purchasers agree to execute any written consents required to perform its obligations under this paragraph, and the Company agrees at the request of Excel to call a special meeting of stockholders for the purpose of electing directors.  Excel shall have no liability as a result of designating the Excel

4

Designee, or for any act or omission by the Excel Designee in his or her capacity as a director of the Company, nor shall any Purchaser have any liability as a result of voting for any such designee in accordance with the provisions of this paragraph.  Notwithstanding the foregoing, neither the Company nor any Purchaser shall have any obligations under this paragraph 10(c) (except for the sentence above) following a Public Transaction.

(d)                                 Following the Third Amendment Date, the Company shall not, without the consent of the Major Investors holding a majority of (i) the Principal Amounts of the Notes held by the Major Investors and (ii) equity of the Company issued upon conversion of the Notes held by the Major Investors (with the value of such equity determined by reference to the Principal Amount of the Notes converted into such equity), (A) issue any Notes to any Purchaser or to any other existing owner of the Company’s Series A Preferred Stock (each, an “Investor”), (B) amend the terms of this Agreement, the Notes, or the amendment to the Investor Rights Agreement entered into as of the date hereof (the “Transaction Documents”), or (C) enter into any contract, agreement, or understanding, whether orally or in writing, with any Investor regarding such Investor’s treatment under the Transaction Documents, or such Investor’s treatment upon a Change in Control, Public Transaction or Qualified Financing (each, an “Investor Agreement”), in each case if such Investor Agreement would result in the extension to such Investor of terms in such transaction materially more favorable than the terms granted to the Major Investors pursuant to the Transaction Documents.

11.                               NOTICE TO TRANSFEREES.  Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this Third Amendment.

12.                               CONSTRUCTION.  Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Purchase Agreement.  The terms of this Third Amendment amend and modify the Purchase Agreement and each Note, as if fully set forth in the Purchase Agreement and each Note.  If there is any conflict between the terms, conditions and obligations of this Third Amendment and the Purchase Agreement or the Notes, this Third Amendment’s terms, conditions and obligations shall control.  All other provisions of the Purchase Agreement and the Notes not specifically modified by this Third Amendment are preserved.

13.                               COUNTERPARTS.  This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

14.                               FACSIMILE SIGNATURE.  This Amendment may be executed by facsimile or .pdf signature.

SIGNATURES ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, this Third Amendment to Note Purchase Agreement and Convertible Promissory Notes is made effective as of the date first set forth above.

THE COMPANY:

GEMPHIRE THERAPEUTICS INC.

By:	/s/ Mina P. Sooch
Name:	Mina P. Sooch
Title:	President and Chief Executive Officer

THE INVESTORS:	W3 Holdings, Inc.

The Charles L. Bisgaier Trust
Dated November 8, 2000
Name: Kevin Williams
Its: President
/s/ Charles Bisgaier
Name: Charles Bisgaier
Its: Trustee	Arvinder S. Sooch Trust
Dated September 20, 2006

The Margaret M. McShane Revocable Trust
/s/ Arvinder Sooch
Name: Arvinder Sooch
Its: Trustee
Name: Margaret McShane
Its: Trustee
Trust for Rohan S. Sandhu

/s/ Tushar Amin
Tushar Amin
Name:
Its: Trustee
/s/ Andy Sassine
Andy Sassine
Glenn D. Steeg Trust
Dated April 23, 2003
/s/ Randall Rabourn
Randall Rabourn

Name: Glenn Steeg
Its: Trustee

SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

Patrick J. Mullen	Susan R. Miller

Edward Lowenschuss	William H. Johnson

Robert F. Schoeni and Gretchen Spreitzer	Amherst Fund II, LLC

/s/ Matt Turner
Robert F. Schoeni	Name: Matt Turner
Its: President

Gretchen Spreitzer	R. Lawrence Leigh Trust

Daybreak Investments, LLC
Name: Lawrence Leigh
Its: Trustee
/s/ Nathaniel Dalton
Name: Nathaniel Dalton
Its: Manager	Ravinder S. Sandhu and
Amy K. Gill-Sandhu

Allen Batteau and Susan R. Miller

Ravinder S. Sandhu

Allen Batteau

Amy K. Gill-Sandhu

SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

Eric Adamy Trust	Grand Angels Venture Fund II, LLC

Name: Eric Adamy	Name: Paul D’Amato
Its: Trustee	Its: Trustee

Christopher Gutek	Robert Sigler

Trout Creek Ventures, LP	Jatinder-Bir Sandhu and Roop Sandhu

Name: Paul D’Amato	Jatinder-Bir Sandhu
Its: Managing Director

Western Michigan University Research Foundation acting on behalf of Biosciences Research & Commercialization Center (BRCC)	Roop Sandhu

Trust for Rajan S. Sandhu

Name: Patti VanWalBeck
Name: Rajan S. Sandhu
Its: Trustee

SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

Chain S. Sandhu IRRV Trust for Children of Jasdeep S. Sandhu
Name: Mark A. Murray Its: Trustee

Name: Chain S. Sandhu	Christopher Branoff Trust
Its: Trustee	U/A/D 6-26-2000

Chain S. Sandhu IRRV Trust for Children of Jatinder-Bir S. Sandhu
Name: Christopher Branoff Its: Trustee

Name: Chain S. Sandhu
Its: Trustee	Michele C. Johnson

Detroit Innovate Fund I, L.P.
Chain S. Sandhu

Name: Martin Dober
Charles Stoddard	Its: Vice President

Mark A. Murray Trust	BWA GEMPHIRE INVESTMENT GROUP II, LLC
Dated January 23, 2015

SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

/s/ Kenneth W. Kousky
Name: Kenneth W. Kousky	Catherine Sigler
Its: Manager of the SPE

P. Kent Hawryluk Revocable Trust	Dakshesh S. Patel

/s/ P. Kent Hawryluk
Name: P. Kent Hawryluk	David A. Perkins
Its: Trustee

David R. Fischell
Amy Samuelson

Bisgaier Family, LLC	Dena Marie Bisgaier

/s/ Charles Bisgaier
Name: Charles Bisgaier	Douglas Flege
Its: Manager

Jeffrey and Michelle Mathiesen
Brio Capital Fund I L.L.C.

Name: James A. Sorboro
Its: Principal

SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

/s/ Jeffrey Mathiesen
Jeffrey Mathiesen	Stanley Bisgaier

/s/ Michelle Mathiesen
Michelle Mathiesen	Steven Zelkowitz

/s/ Nainoor Thakore	The Beverly Selnick Revocable Living Trust
Nainoor Thakore

/s/ Pedro Lichtinger	Name: Beverley Selnick
Pedro Lichtinger	Its: Trustee

Reynold Homan and Nelva J. Homan Revocable Living Trust
Tim A. Fischell

Name: Reynold Homan
Its: Trustee	Vishal J. Bhagat

Mary C. Vandewiele Trust U/A Dated 10-13-04
Roger W. Kleppe

Name: Mary C. Vandewiele
Sandra Lynn Drake	Its: Trustee

SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

GEMPHIRE THERAPEUTICS INC.

EXHIBIT B-3

FORM OF NOTE ISSUED AFTER THIRD AMENDMENT DATE

THIS NOTE AND ANY SECURITIES THAT MAY BE ISSUED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW.  NEITHER THIS NOTE OR SUCH SECURITIES, NOR ANY PORTION HEREOF OR INTEREST THEREIN, MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE ISSUER SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE ISSUER (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER).

GEMPHIRE THERAPEUTICS INC.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

U.S. $[APPLICABLE PRINCIPAL AMOUNT]	, 201

FOR VALUE RECEIVED, GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), hereby promises to pay [NAME OF PURCHASER], whose address is [ADDRESS OF PURCHASER] (the “Purchaser”; together with any permitted successor holder hereof, the “Holder”), the principal sum of U.S. $[APPLICABLE PRINCIPAL AMOUNT], together with interest thereon, accruing from the date hereof at a per annum rate of 8.0%, compounded annually.  The outstanding principal of, and accrued interest on, this Note shall, subject to Section 2 below, be payable as of the first to occur of any of the following events (each a “Payoff Event”): (a) on demand at any time after December 31, 2016; (b) the Company sells all or substantially all of its assets or stock, or merges, consolidates or consummates any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”); (c) the Company completes a transaction which results in the Company’s stockholders holding securities listed on a national securities exchange, including an initial public offering (a “Public Transaction”); or (d) the closing of the Company’s next convertible preferred stock financing resulting in new money gross proceeds of not less than $5,000,000 (the “Qualified Financing”); provided, however, that in the event of the Change in Control, a Public Transaction or the Qualified Financing, the outstanding principal amount of, and accrued but unpaid interest on, this Note shall be payable only in the form of conversion of this Note into that number and type of shares issued in the Qualified Financing or the Company’s Common Stock, as determined pursuant to Section 2 below.

If paid in cash, the Company shall pay this Note in lawful money of the United States at the address of the Purchaser or at such other address of which the Holder shall have notified the Company in writing.

EXHIBIT B-3 - 1

For purposes of this Note, the term “Affiliate” shall mean: (a) for purposes of any Holder that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Holder, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Holder and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Holder that is not an individual, (i) any person controlled by, or under the control of, the Holder, or (ii) any member, stockholder, partner or other equity holder of such Holder that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

This Note is issued pursuant to the terms of that certain Note Purchase Agreement, dated as of July 31, 2015, as amended (the “Note Purchase Agreement”), among the Company and, among others, the Holder and is entitled to the benefit thereof.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Note Purchase Agreement.

The following is a statement of the rights of the Holder under this Note and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, agrees:

1.                                      OPTIONAL PREPAYMENT.  The Company may not prepay this Note at any time prior to the occurrence of a Payoff Event; provided, however, that the Company may prepay this Note, in whole or in part, at any time after a Payoff Event, without premium or penalty.  Any such prepayment shall be first applied to accrued but unpaid interest and then to principal.

2.                                      CONVERSION.

(a)                                 Premium Conversion to Shares.  Upon the occurrence of the Qualified Financing, One Hundred and Twenty Five Percent (125%) of (i) the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “Note Value”) shall automatically convert into that number of fully paid and non-assessable shares issued in the Qualified Financing determined by dividing the Note Value by the per share price such shares are issued in the Qualified Financing, rounded to the nearest whole share.

(b)                                 Conversion upon Change in Control or Public Transaction.  If at any time prior to the Qualified Financing, the Company’s Board of Directors approves a Change in Control or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by $2.15, rounded to the nearest whole share.

(c)                                  Intentionally omitted.

(d)                                 For purposes of this Note, the shares issuable upon conversion hereof are referred to as the “Conversion Shares.”

3.                                      MECHANICS OF CONVERSION.  Upon conversion of this Note as provided in Section 2 above, the Company shall promptly issue the Holder a certificate in the Holder’s name

EXHIBIT B-3 - 2

for the number of Conversion Shares to which the Holder is entitled by reason of such conversion, rounded to the nearest whole share.  Upon issuance of such certificate this Note shall be deemed cancelled and fully paid with no need for surrender hereof.

4.                                      RESERVATION OF CONVERSION SHARES.  The Company will at all times reserve and keep available, solely for issuance or delivery upon the conversion of this Note, the Conversion Shares (and the shares of common stock of the Company into which the Conversion Shares may be converted) receivable upon the conversion of this Note, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights.

5.                                      FULLY PAID STOCK; TAXES.  The Company agrees that the securities represented by each and every certificate for Conversion Shares delivered on the conversion of this Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable.  The Company further covenants and agrees that it will pay, when due and payable, all federal and state stamp, original issue or similar taxes, if any, which are payable in respect of the issuance of this Note and/or any Conversion Shares or certificates therefor.

6.                                      LIMITED TRANSFERABILITY.  Neither this Note nor the Conversion Shares have been registered under the Securities Act and may be transferred only pursuant to an effective registration thereunder or an exemption from the registration requirements of the Securities Act of 1933, as amended, and otherwise in compliance with applicable state securities laws.  This Note may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, the Securities Act or any applicable state securities law with respect to this Note or the Conversion Shares.  This Note and any Conversion Shares shall bear an appropriate legend with respect to such restrictions on transfer.  This Note is transferable only upon the books that the Company shall cause to be maintained for such purpose.  Any assignment or transfer may be made by surrendering this Note to the Company together with an assignment properly executed by the assignor or transferor.  Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee.  The Holder may not assign or transfer this Note to any person or entity (other than an Affiliate) without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  This Note and the Conversion Shares are also subject to the restrictions on transfer set forth in Article 3 of the Note Purchase Agreement.

7.                                      REPLACEMENT OF NOTE.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity in form and amount reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Note, if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new note of like date, tenor and denomination.

8.                                      HOLDER NOT A STOCKHOLDER.  This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in

EXHIBIT B-3 - 3

respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the conversion hereof into Conversion Shares.

9.                                      EVENTS OF DEFAULT.  Upon the occurrence of any of the following events (each an “Event of Default”), the Company shall be in default hereunder, and the Holder may immediately accelerate payment of the unpaid principal of this Note, together with all accrued and unpaid interest, upon written notice to the Company:

(a)                                 The Company fails to pay the principal of, and interest on, this Note when due, and such payment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay.

(b)                                 The Company is the debtor in a bankruptcy, receivership, “Chapter 11” or other insolvency proceeding, is generally unable to pay its debts when due, or makes an assignment for the benefit of creditors.

(c)                                  The Company violates in any material respect any other covenant, agreement or condition contained in this Note or in the Note Purchase Agreement or any document executed pursuant thereto, which violation has not been cured within thirty (30) days after its receipt of written notice of any such default.

(d)                                 The Company is liquidated, dissolved or ceases to operate its business.

Upon the occurrence of an Event of Default or an event that, with notice or lapse of time or both, would become an Event of Default, the Company shall immediately give notice thereof to the Holder, specifying the nature of the Event of Default.  Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount hereof shall bear interest at the rate of 12% per annum.

10.                               EXERCISE OF REMEDIES.  By acceptance hereof, the Holder acknowledges and agrees that this Note is one of a series of Convertible Subordinated Promissory Notes of similar tenor issued by the Company and that upon the occurrence and during the continuance of any Event of Default, the holders of a Majority in Interest shall have the right to act on behalf of the holders of all such Notes in exercising and enforcing all rights and remedies available to all of such holders under this Note, including, without limitation, foreclosure of any judgment lien on any assets of the Company.  By acceptance hereof, the Holder agrees not to independently exercise any such right or remedy without the consent of the holders of a Majority in Interest.

11.                               SUBORDINATION.

(a)                                 To the extent hereinafter provided, this Note is expressly subordinated in right of payment to the prior payment in full of Senior Indebtedness (as hereinafter defined) of the Company, unless the instrument creating or evidencing any Senior Indebtedness provides that such Senior Indebtedness is pari passu or subordinated in right of payment to this Note.  For purposes hereof, “Senior Indebtedness” shall be defined as the principal of (and premium, if any) and interest on and fees and other amounts payable with respect to all debt or obligations of the Company to any regulated financial institution for borrowed money and other credit now existing or hereafter arising.

EXHIBIT B-3 - 4

(b)                                 The Holder, for itself and its successors and assigns, expressly for the benefit of the present and future holders of Senior Indebtedness, by accepting this Note, agrees to and shall be bound by the subordination provisions of this Section.

(c)                                  Notwithstanding anything contained herein to the contrary, so long as any Senior Indebtedness is outstanding, the Holder shall have no right to accelerate this Note or take any other action under such Section until one-hundred and eighty (180) days after the Holder shall have given the Company notice of the occurrence of an Event of Default.  No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment unless and until full payment of all amounts currently due on Senior Indebtedness has been made or duly provided for in money or money’s worth.  No payment on account of the principal of this Note shall be made, and the Holder shall not be entitled to receive any such payment, if, at the time of such payment or application or immediately after giving effect thereto: (i) there shall exist under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, any default or any condition, event or act, which with notice or lapse of time, or both, would constitute a default; or (ii) such payment would itself constitute a default or an event of default under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued, unless and until such default or event of default shall have been cured or waived or cease to exist.

(d)                                 In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium, if any, and interest on all Senior Indebtedness (on the basis of the respective amounts of Senior Indebtedness held by such holders) before the Holder is entitled to receive any payment on account of principal of this Note and to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) which may be payable or deliverable in any such proceedings in respect of this Note.

(e)                                  If, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) shall be received by the Holder contrary to the provisions of this Section before all Senior Indebtedness is paid in full, or provision made for its payment in cash, such payment or distribution shall be held in trust for the benefit of, and shall (upon acceleration of the Senior Indebtedness) be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after

EXHIBIT B-3 - 5

giving effect to any concurrent payment or distribution, or provision for payment thereof in cash, to the holders of such Senior Indebtedness.

(f)                                   No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by the noncompliance by the Company with the terms, provisions and covenants of this Note regardless of any knowledge thereof which any such holder may have or otherwise be charged with.  Nothing contained in this Section or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal and accrued interest of this Note in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and the creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

(g)                                 Upon the payment in full of all Senior Indebtedness to the extent such payment in full resulted from the subordination provisions of this Note, the rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section, and no payment pursuant to the provisions of this Section to or for the benefit of the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.  The provisions of this Section are solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Indebtedness, on the other.

(h)                                 Notwithstanding the provisions of this Note, the Holder shall not be permitted to receive any payment of the outstanding principal amount of this Note as a result of the same becoming due upon the first to occur of a Payoff Event without obtaining the prior written consent of applicable holders of any Senior Indebtedness related to debts or obligations of the Company to regulated financial institutions.

(i)                                    Nothing contained in this Section shall in any way impair, delay or otherwise affect the conversion of this Note into Conversion Shares as provided in Sections 2 and 3 hereof.

12.                               MISCELLANEOUS.

(a)                                 This Note shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action,

EXHIBIT B-3 - 6

proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)                                 The Company waives presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, and the Holder diligence in collection or bringing suit, and hereby consents to any and all extensions of time, renewals, waivers or modifications as may be granted by the Holder with respect to payment or any other provisions of this Note.

(c)                                  Acceptance by the Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the Company’s failure to pay the entire amount then due shall be and continue to be a default.  Upon the occurrence of any default, neither the failure of the Holder promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Holder to demand strict performance of any other obligation of the Company hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Company hereunder.

(d)                                 This Note may be amended only with the written consent of the Company and a Majority-in-Interest.

(e)                                  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 43334 Seven Mile Rd, Suite 1000, Northville, Michigan 48167, Phone:  (734) 277-6577; Fax:  (734) 864-5765 and to the Purchasers at the address as set forth for each on EXHIBIT A attached hereto or at such other address as the Company or any Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

(f)                                   Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of

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such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

The Company has duly executed this Note as of the date first set forth above.

GEMPHIRE THERAPEUTICS INC.

By:
Name:
Title:

EXHIBIT B-3 - 8

Exhibit C

SCHEDULE OF EXCEPTIONS

EXHIBIT C - 1

Exhibit D

REPRESENTATIONS AND WARRANTIES AS OF THE THIRD AMENDMENT DATE

3.1                               ORGANIZATION, GOOD STANDING AND QUALIFICATION.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority and any government consents and approvals to (a) own and operate its properties and assets, (b) execute and deliver the Transaction Documents, (c) issue and sell the Notes (together with any shares of capital stock that may be issued upon conversion thereof, the “Securities”), (d) carry out the provisions of the Transaction Documents and the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Charter”) and (e) carry on its business as presently conducted.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the assets, liabilities, financial condition, or operations of the Company (a “Material Adverse Effect”).

3.2                               SUBSIDIARIES.  The Company has no Subsidiaries.  The Company does not have a strategic partnership or similar relationship with or own or have any direct or indirect interest in or control over any corporation, partnership, joint venture or other entity of any kind.  The term “Subsidiary” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

3.3                               CAPITALIZATION; VOTING RIGHTS.

(a)                                 The authorized capital stock of the Company consists of (i) 17,674,419 shares of common stock, par value $0.001 per share, 11,722,700 shares of which are issued and outstanding (the “Common Stock”), and (ii) 2,325,581 shares of Preferred Stock, par value $0.001 per share, all of which are designated “Series A Preferred Stock”, and all of which are issued and outstanding.  Section 3.3(a) of the Schedule of Exceptions sets forth the capitalization of the Company as of the Third Amendment Date.

(b)                                 Under the “Gemphire Therapeutics Inc. 2015 Stock Plan”, as amended (the “2015 Plan”), the Company has reserved 5,500,000 shares of the Common Stock (the “2015 Plan Stock”) for issuance to officers, directors, employees and consultants of the Company, of which as of March 31, 2016 (i) 944,525 shares have been issued as options; (ii) no shares are outstanding as a result of exercised options or as shares of restricted stock; and (iii) 4,555,475 shares remain available for issuance thereunder.

(c)                                  Other than (i) the 2015 Plan Stock, (ii) rights to convert the Notes, (iii) rights to purchase additional shares of the Common Stock vested in those persons and entities and determined as described in Section 3.3(c)(iii) of the Schedule of Exceptions, and (iv) except as may otherwise be granted pursuant to this Agreement and the Investor Rights Agreement dated March 31, 2015 by and among the Company and the Investors named therein (the “Investor Rights Agreement”), the Right of First Refusal and Co-Sale Agreement dated

EXHIBIT D - 1

March 31, 2015 by and among the Company and the other parties thereto (the “Right of First Refusal and Co-Sale Agreement”), and the Voting Agreement dated March 31, 2015 by and among the Company and the other parties thereto (the “Voting Agreement”, together with the Investor Rights Agreement, the Right of First Refusal and Co-Sale Agreement, the “Series A Financing Agreements”), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind, including agreements contingent on the occurrence of possible future events, for the purchase or acquisition from the Company of any of its securities.  All convertible notes of the Company were issued incompliance with all applicable state and federal laws concerning the issuance of securities.

(d)                                 All issued and outstanding shares of the Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities and (iii) are held of record by the persons listed on Section 3.3(a) of the Schedule of Exceptions.

(e)                                  The rights, preferences, privileges and restrictions applicable to the Shares are as stated in the Restated Charter.  When issued in compliance with the provisions of this Agreement and the Restated Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon Purchasers; provided, however, that the Securities may be subject to restrictions on transfer under the Series A Financing Agreements, and state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(f)                                   Except as set forth in Section 3.3(f) of the Schedule of Exceptions, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for mandatory acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of (i) termination of employment (whether actual or constructive); (ii) any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company; (iii) the transactions contemplated hereby or (iv) the occurrence of any other event or combination of events.

(g)                                 Except as set forth in Section 3.3(g) of the Schedule of Exceptions, all outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes); and (ii) a lock-up or market standoff agreement of not less than 180 days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.  The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means.

(h)                                 Except as set forth in Section 3.3(h) of the Schedule of Exceptions, (i) all stock options, stock appreciation rights or other equity-based awards issued or granted by the Company have been issued or granted in compliance with Section 409A of the Code and the

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guidance thereunder; and (ii) the Company has no “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder).

3.4                               AUTHORIZATION; BINDING OBLIGATIONS.

(a)                                 All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Transaction Documents, the performance of all obligations of the Company hereunder and thereunder at the Closings, the authorization, sale, issuance and delivery of the Securities pursuant hereto has been taken prior to the First Closing.

(b)                                 The Transaction Documents, when executed and delivered by the Company, will (assuming the due authorization, execution and delivery hereof by the Purchasers and other parties thereto) be legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

3.5                               FINANCIAL STATEMENTS.  The Company has delivered to the Purchasers its audited statements of income, cash flows and changes in stockholders’ equity for the period ended on December 31, 2014, and December 31, 2015 (such date the “Statement Date”) (all such financial statements being collectively referred to herein as the “Financial Statements”). The Financial Statements (a) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles, and (b) present fairly the financial condition of the Company at the date therein indicated and the results of operations of the Company for the period therein specified, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments.

3.6                               LIABILITIES.  Except as disclosed in Section 3.6 of the Schedule of Exceptions, the Company does not have any liability (whether known or unknown and whether absolute or contingent) having, in the aggregate, a value equal to or in excess of $10,000, except for (a) liabilities shown in the Financial Statements, and (b) liabilities which have arisen since the Statement Date in the ordinary course of business, and (c) performance obligations under agreements, contracts and instruments that are either disclosed in the Schedule of Exceptions as required by this Agreement or not required to be disclosed in the Schedule of Exceptions by this Agreement but have been entered into in the ordinary course of the Company’s business.

3.7                               NO INSOLVENCY.  No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the Company’s knowledge, threatened.  The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

EXHIBIT D - 3

3.8                               ERISA.  The Company has complied in all material respects with all applicable laws relating to wages, hours and collective bargaining.  Except as disclosed in Section 3.8 of the Schedule of Exceptions, the Company has not maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any “Employee Pension Benefit Plan” as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), “Employee Welfare Benefit Plan” (as defined in Section 3(1) of ERISA), “multi-employer plan” (as defined in Section 3(37) of ERISA), plan of deferred compensation, medical plan, life insurance plan, long-term disability plan, dental plan or other plan providing for the welfare of any of the Company’s or any Affiliate’s (as defined in Section 3.9 hereof) employees or former employees or beneficiaries thereof, personnel policy, excess benefit plan, bonus or incentive plan (including but not limited to stock options, restricted stock, stock bonus and deferred bonus plans), salary reduction agreement, change-of-control agreement, worker’s compensation law, unemployment compensation law, social security law or any other benefit program or contract, except as required by law.

3.9                               AGREEMENTS; ACTION.

(a)                                 Except as disclosed in Section 3.9(a) of the Schedule of Exceptions, and except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to options previously granted under the 2015 Plan, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, and employees, and Affiliates or any Affiliate thereof.  For purposes of this Agreement, an “Affiliate” is any person who, directly or indirectly, controls, is controlled by or is under common control with any other person.

(b)                                 Except as disclosed in Section 3.9(b) of the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 (other than obligations of, or payments to, the Company arising from purchase, sale or non-exclusive license agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of “off the shelf” or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company’s products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase, sale or license agreements entered into in the ordinary course of business). Section 3.9(b) of the Schedule of Exceptions sets forth a listing of all current consultants to the Company.

(c)                                  Except as disclosed in Section 3.9(c) of the Schedule of Exceptions, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $25,000

EXHIBIT D - 4

or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses or in accordance with the Company’s employee reimbursement policy, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d)                                 For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person (including persons the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

3.10                        OBLIGATIONS TO RELATED PARTIES.  Except as disclosed in Section 3.10 of the Schedule of Exceptions, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).  None of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company. Except as disclosed in Section 3.10 of the Schedule of Exceptions, none of (i) the officers or directors of the Company or any members of their immediate families, or (ii) to the Company’s knowledge, the key employees of the Company or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company.  No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).  Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person.

3.11                        CHANGES.  Except as set forth in Section 3.11 of the Schedule of Exceptions, since the Statement Date, there has not been any:

(a)                                 change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a Material Adverse Effect;

(b)                                 resignation or termination of any officer, key employee or group of employees of the Company; and the Company, to its knowledge, does not know of the impending resignation or termination of employment of any such officer, key employee or group of employees;

EXHIBIT D - 5

(c)                                  change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d)                                 damage, destruction or loss, whether or not covered by insurance, except as would not have a Material Adverse Effect;

(e)                                  waiver by the Company of a material contractual or legal right or of a material debt owed to the Company;

(f)                                   change, except in the ordinary course of business, in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)                                 to the knowledge of the Company, labor organization activity related to the Company;

(h)                                 sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets, or grant of any license with respect thereto;

(i)                                    change in any agreement to which the Company is a party or by which it is bound except as would not have a Material Adverse Effect;

(j)                                    other event or condition of any character that, either individually or cumulatively, has or has had a Material Adverse Effect; or

(k)                                 arrangement or commitment by the Company to do any of the acts described in subsection (a) through (j) above.

3.12                        TITLE TO PROPERTIES AND ASSETS; LIENS, ETC.  The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business.  All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair (ordinary wear and tear excepted) and are reasonably fit and usable for the purposes for which they are being used.  The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

3.13                        INTELLECTUAL PROPERTY.

(a)                                 Ownership.  The Company owns or possesses sufficient legal rights to (i) all trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes (the “Intellectual Property”) and (ii) to its knowledge, all patents, in each instance as used by it in connection with the Company’s business, which represent all intellectual property rights necessary to the conduct of the Company’s business as now conducted and as presently contemplated to be conducted, without any known

EXHIBIT D - 6

conflict with, or known infringement of, the rights of others. Section 3.13(a) of the Schedule of Exceptions contains a complete list of the Company’s patents, trademarks, copyrights and domain names and pending patent, trademark and copyright applications.  Except for agreements with its own employees or consultants and standard end-user license agreements and agreements identified in Section 3.13(a) of the Schedule of Exceptions, there are no agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any agreements with respect to the Intellectual Property of any other person. The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted or as proposed to be conducted, would violate any of the Intellectual Property of any other person, nor does the Company have knowledge of any reasonable basis therefor. Except as disclosed in Section 3.13(a) of the Schedule of Exceptions, (w) to the Company’s knowledge, the Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any intellectual property with respect to the use thereof in connection with the conduct of its business as presently conducted or as presently contemplated to be conducted; (x) there are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of intellectual property; (y) to the Company’s knowledge, no other person is infringing, misappropriating or making unlawful use of, the Company’s Intellectual Property, and (z) the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interest of the Company or that would conflict with the Company’s business.

(b)                                 No Breach by Employees.  The Company has no knowledge that any of its employees is obligated under any contract, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted.  Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

(c)                                  Confidential Information and Invention Assignment Agreements.  Each current and former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information.  No current or former employee of the Company has excluded works or inventions from his or her assignment of inventions pursuant to such employee’s confidential information agreement.  The Company is not aware that any of its employees, consultants or officers is in violation thereof.

3.14                        COMPLIANCE WITH OTHER INSTRUMENTS.  The Company is not in violation or default of any term of its Restated Charter or Bylaws or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not

EXHIBIT D - 7

have a Material Adverse Effect.  The execution, delivery, and performance of and compliance with the Transaction Documents, and the authorization, sale, issuance and delivery of the Securities pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.15                        LITIGATION.  There is no (a) action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Company pending or (c) governmental inquiry pending or, to the Company’s knowledge, currently threatened against the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), nor is the Company aware that there is any basis for any of the foregoing.  The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3.16                        TAX RETURNS AND PAYMENTS.  The Company has timely filed all tax returns and reports as required by federal, state and local law.  These returns and reports are true and correct in all material respects.  The Company has paid all taxes and other assessments due, except those contested by it in good faith.  The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof.  The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code.  The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge.  None of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities.  Since the Statement Date, the Company has made adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period.  The Company has withheld or collected from each payment made to each of its employees the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

3.17                        EMPLOYEES.  The Company has no collective bargaining agreements with any of its employees.  There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company.  Except as disclosed in Section 3.17 of the Schedule of Exceptions, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement.  Except as disclosed in Section 3.17 of the Schedule of Exceptions, no officer or employee of the

EXHIBIT D - 8

Company has an employment agreement or understanding, whether oral or written, with the Company which is not terminable on notice by the Company without cost or other liability to the Company.  The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

3.18                        OBLIGATIONS OF MANAGEMENT.  Each officer and key employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company.  The Company is not aware that any officer or key employee of the Company is planning to devote less than substantially all of his or her business time to the conduct of the Company in the future.  No officer or key employee is currently working or, to the Company’s knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

3.19                        REGISTRATION AND VOTING RIGHTS AND RESTRICTIONS ON TRANSFER AND ISSUANCE.  Except as contemplated by the Investor Rights Agreement, the Company is presently not under any obligation, and no person or entity has any existing rights, to register any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued.  To the Company’s knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any currently effective agreement with respect to the voting of equity securities of the Company.  Except as contemplated by the Series A Financing Agreements, the Company is presently not under any obligation, and has not granted, any rights of first refusal, preemptive or co-sale rights with respect to its capital stock.

3.20                        COMPLIANCE WITH LAWS; PERMITS.  The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would have a Material Adverse Effect.  No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of the Transaction Documents and the issuance of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closings, as will be filed in a timely manner.  The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as currently planned to be conducted.

3.21                        ENVIRONMENTAL, SAFETY AND HEALTH LAWS.  The Company is not in material violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures currently are, or to the Company’s knowledge will be, required in order to comply with any such statute, law or regulation.

3.22                        OFFERING VALID.  Assuming the accuracy of the representations and warranties of Purchasers contained in Section 2.2 hereof, the offer, sale and issuance of the Securities pursuant hereto will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are

EXHIBIT D - 9

exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.  Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the Securities Act or any state securities laws.

3.23                        NECESSARY PROPERTIES.  The Company owns or possesses sufficient legal rights to any and all properties reasonably necessary for the conduct of its business as now conducted.

3.24                        QUALIFIED SMALL BUSINESS.  As of and immediately following the First Closing: (i) the Company will be an eligible corporation as defined in Section 1202(e)(4) of the Code, (ii) the Company will not have made purchases of its own stock described in Code Section 1202(c)(3)(B) during the one-year period preceding the First Closing, except for purchases that are disregarded for such purposes under Treasury Regulation Section 1.1202-2 and (iii) the Company’s aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between its incorporation and through the First Closing have exceeded $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3); provided, however, that in no event shall the Company be liable to the Purchasers or any other party for any damages arising from any subsequently proven or identified error in the Company’s determination with respect to the applicability or interpretation of Code Section 1202, unless such determination shall have been given by the Company in a manner either grossly negligent or fraudulent.

3.25                        BOOKS AND RECORDS; MINUTE BOOKS.  The books of account, ledgers, order books, records and documents of the Company accurately reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.  The minute books of the Company made available to the Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation.

3.26                        REAL PROPERTY HOLDING CORPORATION.  The Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code and any regulations promulgated thereunder.  The Company has no current plans or intentions which would cause the Company to become a “United States real property holding corporation,” and the Company has filed with the IRS all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Treasury Regulations.

3.27                        INSURANCE.  The Company has general commercial, D&O, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

3.28                        DISCLOSURE.  The Company has made available to the Purchasers all the information reasonably available to the Company that the Purchasers have requested for deciding whether to acquire the Shares.  No representation or warranty of the Company contained in this Agreement, as qualified by the Schedule of Exceptions, and no certificate furnished or to be

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furnished to Purchasers at any Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.29                        OFAC.  None of the Company, or, to the Company’s knowledge, any director, officer, agent, employee or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and neither the Company nor its Subsidiaries will directly or indirectly use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, towards any sales or operations in any country sanctioned by OFAC or, to the Company’s knowledge, for the purpose of financing the activities of any person subject to any U.S. sanctions administered by OFAC.

3.30                        MONEY LAUNDERING LAWS.  To the Company’s knowledge, the Company is in compliance with all applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, “Money Laundering Laws”), and no action suit or proceeding by or before any court of governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the Company’s Knowledge, threatened.

3.31                        NO SHELL COMPANY.  The Company is not and has never been a shell company as such term is defined in Rule 12(b)(2) under the Securities Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission thereunder.

3.32                        NO BAD ACTORS. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, or any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Securities Act Rule 506(d)(1) subsections (i) through (viii) 4 (each a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event and the Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) promulgated under the Securities Act in respect thereto.

3.33                        ARRANGEMENTS WITH INVESTORS. The Company is not party to any Investor Agreement, other than the Transaction Documents and the Series A Financing Agreements.

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